UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 16, 2005

                            NEWGEN TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

            Nevada                   000-23365                  33-0840184
(State or Other Jurisdiction      (Commission File           (I.R.S. Employer
       of Incorporation)               Number)            Identification Number)

         6000 Fairview Road, 12th Floor, Charlotte, North Carolina 28210
              (Address of principal executive offices) (zip code)

                                 (704) 552-3590
              (Registrant's telephone number, including area code)

                                   Copies to:
                              Thomas A. Rose, Esq.
                              Yoel Goldfeder, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On September 16, 2005, Refuel America, Inc., a wholly owned subsidiary of the Registrant, entered into a Limited Liability Company Agreement (the "Agreement") with Advanced Biotechnology, Inc., and Advanced Biotechnologies, LLC, pursuant to which Refuel America and Advanced Biotechnology jointly formed Advanced Biotechnologies, LLC for the purpose of blending, processing, storing, distributing and selling Biodiesel, Biodiesel Mixtures and Biodiesel Byproducts. Pursuant to the Agreement, Refuel America and Advanced Biotechnology each hold equal voting rights in Advanced Biotechnologies, LLC and equal rights to distributions of funds from Advanced Biotechnologies, LLC.

Item 9.01 Financial Statements and Exhibits.

      (a) Financial statements of business acquired.

            Not applicable.

      (b) Pro forma financial information.

            Not applicable.

      (c) Exhibits.

Exhibit
Number                                    Description
--------------------------------------------------------------------------------
10.1              Limited Liability Company Agreement of Advanced Biotechnology,
                  LLC

99.1 Press Release - NewGen Technologies Announces Biodiesel Manufacturing Joint Venture with Advanced Biotechnology, Inc.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NEWGEN TECHNOLOGIES, INC.


Dated: September 22, 2005               By: /s/ Bruce Wunner
                                            ------------------------------------
                                        Name:  Bruce Wunner
                                        Title: Chief Executive Officer


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